                                                                   EXHIBIT 3.3.1

                  AMENDMENT AND JOINDER TO CELLCO PARTNERSHIP
                                  AMENDED AND
                         RESTATED PARTNERSHIP AGREEMENT

     This Amendment and Joinder dated as of July 10, 2000 (the "Amendment"), by and among the Bell Atlantic Group, the Vodafone Group, GTE Wireless of Ohio Incorporated, GTE Wireless Incorporated, GTE Wireless of the South Incorporated, and GTE Consumer Services, Incorporated (together with GTE Wireless of Ohio Incorporated, GTE Wireless Incorporated, and GTE Wireless of the South Incorporated, the "Admitted Partners").

                                  WITNESSETH:

     WHEREAS, the undersigned members of the Bell Atlantic Group and the Vodafone Group constitute all of the parties to that certain Cellco Partnership Amended and Restated Partnership Agreement dated as of April 3, 2000 by and among the members of the Bell Atlantic Group and the members of the Vodafone Group (the "Partnership Agreement") and desire to amend the Partnership Agreement as set forth herein and admit the Admitted Partners as Partners in the Company; and

     WHEREAS, the Admitted Partners wish to be admitted as Partners in the Company and accept and adopt the provisions of the Partnership Agreement; and

     WHEREAS, the undersigned Admitted Partners desire to amend the Partnership Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Partnership Agreement):

1. Admission of Admitted Partners; Joinder by Admitted Partners. The Admitted Partners are hereby admitted to the Company as Partners of the Company effective as of the date hereof. The Admitted Partners hereby irrevocably agree that, upon the execution of this Amendment, the Admitted Partners shall have joined in the execution and delivery of the Partnership Agreement and shall be bound by and a party to the Partnership Agreement in accordance with its provisions. Furthermore, the Admitted Partners agree to perform all of the duties and obligations under the Partnership Agreement from and after the date hereof. From and after the date of this Amendment, the Admitted Partners shall be considered part of the Bell Atlantic Group for purposes of the Partnership Agreement.

2. Amendments to the Partnership Agreement. The Partnership Agreement shall be amended as follows:

     (a)  Schedules A-1 and A-2 are hereby amended and restated as follows:

"Schedule A-1

BELL ATLANTIC PARTNERS
----------------------

Bell Atlantic Cellular Holdings, L.P.

3.   Miscellaneous.
     -------------

     (a) The laws of the State of Delaware shall govern the validity, interpretation, construction, performance, and enforcement of this Agreement, excluding the choice of laws provisions of the State of Delaware.

     (b) Except as modified herein, all other terms and provisions of the Partnership Agreement (including the Schedules thereto) are unchanged and remain in full force and effect.

     (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement shall become effective when each party to this Agreement shall have received a counterpart hereof signed by the other party to this Agreement.

     (d) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives as of the date first written above.

                                        BELL ATLANTIC CELLULAR HOLDINGS, L.P.

                                        By: Bell Atlantic Mobile Systems
                                            of Northern New Jersey, Inc.,
                                            General Partner

                                        By: /s/ Stephen B. Heyman
                                            -----------------------------------
                                            Name: Stephen B. Heyman
                                            Title: VP

                                        NYNEX PCS INC.

                                        By: /s/ Stephen B. Heyman
                                            -----------------------------------
                                            Name: Stephen B. Heyman
                                            Title: VP

                                        PCSCO PARTNERSHIP

                                        By:

                                        By: /s/ Stephen B. Heyman
                                            -----------------------------------
                                            Name: Stephen B. Heyman
                                            Title: VP

                                        PCS NUCLEUS L.P.

                                        By: ___________________________________
                                            Name:
                                            Title:

                                        JV PARTNER CO, LLC

                                        By: ___________________________________
                                            Name:
                                            Title:

                                        AIRTOUCH PAGING

                                        By: ___________________________________
                                            Name:
                                            Title:

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                                        GTE WIRELESS INCORPORATED


                                        By:  /s/ John P. Z. Kent
                                             -----------------------------------
                                             Name:  John P. Z. Kent
                                             Title: Vice President-Taxes


                                        By:  /s/ Linda K. Watson
                                             -----------------------------------
                                             Name:  Linda K. Watson
                                             Title: Assistant Secretary


                                        GTE CONSUMER SERVICES INCORPORATED


                                        By:  /s/ John P. Z. Kent
                                             -----------------------------------
                                             Name:  John P. Z. Kent
                                             Title: Vice President-Taxes


                                        By:  /s/ Linda K. Watson
                                             -----------------------------------
                                             Name:  Linda K. Watson
                                             Title: Assistant Secretary


                                        GTE WIRELESS OF OHIO INCORPORATED


                                        By:  /s/ John P. Z. Kent
                                             -----------------------------------
                                             Name:  John P. Z. Kent
                                             Title: Vice President-Taxes


                                        By:  /s/ Linda K. Watson
                                             -----------------------------------
                                             Name:  Linda K. Watson
                                             Title: Assistant Secretary


                                        GTE WIRELESS OF THE SOUTH INCORPORATED


                                        By:  /s/ John P. Z. Kent
                                             -----------------------------------
                                             Name:  John P. Z. Kent
                                             Title: Vice President-Taxes


                                        By:  /s/ Linda K. Watson
                                             -----------------------------------
                                             Name:  Linda K. Watson
                                             Title: Assistant Secretary